Advances to joint ventures	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Advances to Joint Ventures Disclosure [Text Block]
13. Advances to joint ventures

	As of
	December 31,
(in thousands of U.S. dollars)	2014	2013
Current portion of advances to joint ventures	$6,665	$7,112
Long-term advances to joint ventures	12,287	17,398
Advances/shareholder loans to joint ventures	$18,952	$24,510

The Partnership had advances of $9.8 million and $12.6 million due from SRV Joint Gas Ltd. as of December 31, 2014 and 2013, respectively. The Partnership had advances of $9.1 million and $11.9 million due from SRV Joint Gas Two Ltd. as of December 31, 2014 and 2013, respectively.

The advances consist of shareholders loans where the principal amounts, including accrued interest, are repaid based on available cash after servicing of long-term bank debt. The shareholder loans are due not later than the 12th anniversary of delivery date of each FSRU. The GDF Suez Neptune and the GDF Suez Cape Ann were delivered on November 30, 2009 and June 1, 2010, respectively. The shareholders loans are subordinated to the joint ventures’ long-term bank debt. Under terms of the shareholder loan agreements, the repayments shall be prioritized over any dividend payment to the owners of the joint ventures. The shareholder loans bear interest at a fixed rate of 8.0% per year. The other joint venture partners have, on a combined basis, an equal amount of shareholder loans outstanding at the same terms to each of the joint ventures.

The shareholder loans financed part of the construction of the vessels and operating expenses until the delivery and commencement of the operations of the GDF Suez Neptune and the GDF Suez Cape Ann. In 2011, the joint ventures began repaying principal and a portion of the interest expense based on available cash after servicing of the external debt. The quarterly payments include a payment of interest for the first month of the quarter and a repayment of principal. Interest is accrued for the last two months of the quarter for repayment in the latter years of the loans. Since the shareholder loans are subordinated to long-term bank debt, the repayment plan is subject to quarterly discretionary revisions based on available cash after servicing of the long-term bank debt.